UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Earliest Event Reported: November 3, 2008
Commission File No. 1-8968

ANADARKO PETROLEUM CORPORATION
1201 Lake Robbins Drive, The Woodlands, Texas 77380-1046
(832) 636-1000

Incorporated in the State of Delaware	I.R.S. Employer Identification No. 76-0146568

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02     Results of Operations and Financial Condition

On November 3, 2008, Anadarko Petroleum Corporation (Anadarko) announced third quarter 2008 earnings.  The press release is included in this report as Exhibit 99.

Item 7.01     Regulation FD Disclosure

On November 3, 2008, Anadarko provided guidance for the remainder of 2008. This information is contained in the press release included in this report as Exhibit 99.

Item 9.01     Financial Statements and Exhibits

(d) Exhibits

   99   Anadarko Press Release, dated November 3, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized officer.

ANADARKO PETROLEUM CORPORATION
(Registrant)

November 3, 2008	By:	/s/ BRUCE W. BUSMIRE
Bruce W. Busmire - Vice President, Chief Accounting Officer and Treasurer